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                                                                    EXHIBIT 99.2

                      CERTIFICATION OF PRINCIPAL FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS

      I, Paul E. Martin, the Principal Financial Officer of Enstar Income/Growth Program Five-B, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") filed with the Securities and Exchange
Commission:

      - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/  Paul E. Martin
                                            -------------------
                                            Paul E. Martin
                                            Chief Financial Officer
                                            April 17, 2003